[AMF LOGO] ASSET MANAGEMENT FUND


                        [ULTRA SHORT PORTFOLIO GRAPHIC]


                                                    PROSPECTUS NOVEMBER 12, 2001

 November 12, 2001
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                                   PROSPECTUS

 -------------------------------------------------------------------------------

                                   [AMF LOGO]
 -------------------------------------------------------------------------------
                              ASSET MANAGEMENT FUND
                              ULTRA SHORT PORTFOLIO

     The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus.
                  It is a federal offense to suggest otherwise.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

SUMMARY                                   1
-------------------------------------------

INVESTMENT INFORMATION                    4
-------------------------------------------
  Investment Objective and Principal
     Investment Strategies                4
  Description of Securities and
     Related Risks                        4
     Securities Selection                 5
     Mortgage-Related and Asset-Backed
       Securities                         5
     U.S. Government Securities           6
     Corporate Debt Securities            6
     Inflation-Indexed Bonds              6
     Structured Notes                     7
     Municipal Bonds                      7
     Repurchase Agreements                7
     Changes in Investment Objective
       and Policies                       7
     Percentage Investment Limitations    7
  Other Investments and Techniques        8
     Variable and Floating Rate
       Securities                         8
     When-Issued and Other Securities     8
     Illiquid Securities                  8
     Short Sales                          8
     Hedging Strategies                   9

FUND AND PORTFOLIO INFORMATION            9
-------------------------------------------
  Investment Adviser                      9
     Advisory Fee Expenses                9
     Portfolio Managers                  10
  Distributor                            10

NET ASSET VALUE                          10
-------------------------------------------

INVESTING IN THE PORTFOLIO               10
-------------------------------------------
  Share Purchases                        10
  Minimum Investment Required            11
  What Shares Cost                       11
  Dividends                              12
  Capital Gains                          12

REDEEMING SHARES                         12
-------------------------------------------
  Telephone Redemption                   12
  Written Requests                       13
  Signatures                             13
     Receiving Payment                   13

EXCHANGES                                13
-------------------------------------------

SHAREHOLDER INFORMATION                  14
-------------------------------------------
  Voting Rights                          14
  Tax Information                        14

                                                                         SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

       The Portfolio seeks to achieve current income with a very low degree of share-price fluctuation.

PRINCIPAL INVESTMENT STRATEGIES

       The Portfolio invests primarily in mortgage-related securities, securities of the U.S. Government, its agencies and instrumentalities, asset-backed securities, corporate debt securities and money market and other debt instruments. The Portfolio intends to invest to a significant degree in mortgage-related securities. Under normal market and interest rate conditions, the Portfolio's duration is not expected to exceed one year. The Portfolio limits its investments and investment techniques to qualify for investment, subject to applicable regulatory limits, by national banks and federal savings associations.

MAIN RISKS OF INVESTING

       Although the Portfolio seeks to achieve a very low degree of share-price fluctuation, its net asset value is expected to be more volatile than a money market fund.

       Normally, the values of fixed income securities vary inversely with changes in prevailing interest rates (interest rate risk). Mortgage-related securities are subject to certain additional risks. The potential for appreciation in fixed-rate mortgage-backed securities in the event of a decline in interest rates could be lessened by increased principal prepayments on those securities (prepayment risk). Conversely, during periods of rising interest rates, property owners may prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities (extension risk), which reduces the value of the security and increases its duration. In addition, the Portfolio could lose money if the issuer or guarantor of a security, or the counterparty to a financial contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations (credit risk). Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. The Portfolio may use financial contracts in a manner consistent with their permissible use in the portfolio of a national bank or federally chartered thrift. Some financial contracts are commonly referred to as derivatives. Financial contracts involve the risk of mispricing or improper valuation and the risk that changes in the value of the financial contract may not correlate perfectly with the underlying asset, rate or index (hedging risk).

       The Portfolio is designed for long-term investors. The Portfolio's returns will vary. There is no assurance that the Portfolio will achieve its investment objective. Your principal value can fluctuate over time. You may lose money by investing in the Portfolio.

PORTFOLIO PERFORMANCE HISTORY

       The bar chart and table showing the Portfolio's annual returns have been omitted as the Portfolio is new and does not have any performance to disclose.

FEES AND EXPENSES:

This section describes the fees and expenses you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES. The Portfolio does not impose shareholder fees. These are the fees charged directly to an investor's account. Examples of shareholder fees include sales loads, redemption fees or exchange fees.

ANNUAL PORTFOLIO OPERATING EXPENSES are paid out of the Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.

                                                                ULTRA SHORT
                                                                 PORTFOLIO
                                                                -----------
SHAREHOLDER FEES
Maximum Sales Charge Imposed on Purchases...................       None
Maximum Sales Charge Imposed on Reinvested Dividends........       None
Redemption Fees.............................................       None
Exchange Fees...............................................       None
Maximum Account Fee.........................................       None
ANNUAL PORTFOLIO OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee................................................       .45%
12b-1 Fees..................................................       .25%
Other Expenses..............................................       .17%
                                                                   ----
Total Fund Operating Expenses...............................       .87%(1)

---------------

(1) The fee table and the following example have been prepared to illustrate annual Fund Operating Expenses assuming no fee waivers. As the Portfolio is a new fund, the "Other Expenses" are based on estimated amounts for the current fiscal year. In addition, the Adviser and the Distributor are currently voluntarily waiving a portion of their fees such that the "Advisory Fee," "12b-1 Fees" and "Total Fund Operating Expenses" for the Portfolio are expected to be .25%, .15% and .57%, respectively. The Adviser and Distributor expect to continue this waiver throughout the year, but are not obligated to do so.

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                1 YEAR    3 YEARS
                                                                ------    -------
Ultra Short Portfolio.......................................     $89       $278

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

       The investment objective of the Portfolio is to seek to achieve current income with a very low degree of share-price fluctuation. The Portfolio pursues this investment objective by investing in the instruments described below. While there is no assurance that the Portfolio will achieve its investment objective, it attempts to do so by following the investment strategies described below. The Portfolio limits its investments and investment techniques to qualify for investment, subject to applicable regulatory limits, by national banks and federal savings associations.

       Under normal market and interest rate conditions, the Portfolio's duration is not expected to exceed one year. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flow over time. The Portfolio has no restriction on the minimum or maximum maturity of any particular security held, and there can be no assurance that the investment adviser's estimate of duration will be accurate or that the duration of the Portfolio will always remain within the maximum target duration.

Principal Investments

       The Portfolio invests primarily in mortgage-related securities, securities of the U.S. Government, its agencies and instrumentalities, asset-backed securities, corporate debt securities and money market and other debt instruments including:

       - mortgage-related and other asset-backed securities

       - securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities")

       - investment grade corporate debt securities and commercial paper

       - inflation-indexed bonds issued both by governments and corporations

       - structured notes

       - bank certificates of deposit, fixed time deposits and bankers' acceptances

       - repurchase agreements

       - municipal bonds

DESCRIPTION OF SECURITIES AND RELATED RISKS
--------------------------------------------------------------------------------

       This section provides additional information about some of the principal investments and related risks of the Portfolio. It also describes characteristics and risks of additional securities and investment techniques that may be used from time to time. Most of these securities and investment techniques are discretionary, which means that the investment adviser can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolio. As with any mutual fund, investors in the Portfolio rely on the professional investment judgment and skill of the investment adviser and the portfolio managers. Please see "The Fund's Objective, The Portfolio and its Investment Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used.

Securities Selection

       In selecting securities, the investment adviser develops an outlook for interest rates and the economy and analyzes credit and call risks. The investment adviser varies the quality, sector and maturity of the securities selected for the Portfolio based upon the investment adviser's analysis of financial market conditions and the outlook for the U.S. economy.

       The investment adviser attempts to identify areas of the bond market that are undervalued relative to the rest of the market. The investment adviser identifies these areas by grouping bonds into sectors such as: money markets, governments, corporates, mortgages and asset-backed securities. Once investment opportunities are identified, the investment adviser will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that the investment adviser's security selection techniques will achieve the investment objective.

Mortgage-Related and Asset-Backed Securities

       Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMO"), commercial mortgage-backed securities, stripped mortgage-backed securities ("SMBS") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Asset-backed securities are securities backed by notes or receivables against assets other than real estate. Some examples are autos, credit cards and royalties.

       The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security and may shorten or extend the effective duration of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthi-ness of the issuers. Additionally, although mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

       One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments and therefore excluded from the Portfolio.

U.S. Government Securities

       The Portfolio may invest without limit in U.S. Government Securities. U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Corporate Debt Securities

       The Portfolio may invest up to 30% of total assets in investment grade corporate debt securities or unrated securities of comparable quality as determined by the adviser, including commercial paper, provided however, that commercial paper must be rated in the two highest rating categories or, if unrated, be guaranteed by a company having outstanding paper rated in one of the two highest rating categories of the four investment grade categories by either Moody's Investors Service, Inc. or Standard & Poor's Rating Service. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Inflation-Indexed Bonds

       Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Structured Notes

       Structured Notes are financial instruments similar to medium-term notes. While there are numerous types of structured notes in the market, there are some common elements that distinguish them from traditional medium-term notes. One feature is the existence of embedded options (such as caps, calls and floors) in the notes and the fact that they have cash flows that are linked to indices such as interest rates, foreign exchange rates, commodity prices, prepayment rates and other financial variables. Maturities may range from one year to over ten years.

Municipal Bonds

       Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. The types of municipal bonds in which the Portfolio may invest include municipal lease obligations. The Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds.

Repurchase Agreements

       The Portfolio may enter into repurchase agreements for a relatively short period (usually not more than 30 days) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. If the seller defaults in its obligation to repurchase from the Portfolio the underlying collateral, the Portfolio may incur a loss. The Portfolio will make payment for such instruments only upon their physical delivery to or evidence of their book entry transfer to the account of the Portfolio's custodian. The Portfolio will not enter into any repurchase agreements maturing in more than 60 days and will only enter into repurchase agreements backed by securities in which it is eligible to invest.

Changes in Investment Objective and Policies

       The investment objective of the Portfolio is fundamental and may not be changed without shareholder approval. Unless otherwise stated, the Board of Trustees may change all other investment policies of the Portfolio without shareholder approval.

Percentage Investment Limitations

       Unless otherwise stated, all percentage limitations on Portfolio investments listed in this prospectus will apply at the time of investment. The Portfolio would not be deemed to have violated these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

OTHER INVESTMENTS AND TECHNIQUES
--------------------------------------------------------------------------------

Variable and Floating Rate Securities

       Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. While floaters provide a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well.

When-Issued and Other Securities

       The Portfolio may purchase securities on a when-issued basis. If the Portfolio chooses to dispose of the right to acquire such a security prior to its acquisition, it could, as with the disposition of any other such portfolio investment, incur a gain or loss due to market fluctuation. When such securities are purchased, the Portfolio must set aside funds in a segregated account to pay for the purchase and, until acquisition, the Portfolio will not earn any interest on the security.

       The Portfolio may also enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a dollar security by the Portfolio and its agreement to repurchase the instrument rolls at a specified time and price, and may be considered a form of other borrowing for some purposes. The Portfolio will segregate assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees or otherwise cover its obligation under reverse repurchase agreements, dollar rolls, and other borrowings. The Portfolio may borrow money to the extent permitted under the 1940 Act.

Illiquid Securities

       The Portfolio may not invest more than 15% of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The portfolio managers may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Short Sales

       The Portfolio may make short sales as part of its overall portfolio management strategy or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. When making short sales, the Portfolio must segregate assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Hedging Strategies

       The Portfolio may, but is not required to, use financial contracts for risk management purposes or as part of its investment strategies. These investments will be used for bona fide hedging purposes, as is consistent with their permissible use in the portfolio of a national bank or federally chartered thrift.

       Generally, the value of these financial contracts depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to bonds, interest rates, and related indices. Examples of these instruments include options contracts, futures contracts, options on futures contracts and swap agreements. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any hedging strategy used by the Portfolio will succeed. A description of these and other hedging instruments that the Portfolio may use are described under "The Fund's Objective, the Portfolio and It's Investment Policies" in the Statement of Additional Information.

       The Portfolio may invest in other types of securities and use a variety of investment techniques and strategies, which are not described in this prospectus. These securities and techniques may subject the Portfolio to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Portfolio.

FUND AND PORTFOLIO INFORMATION

INVESTMENT ADVISER
--------------------------------------------------------------------------------

       Investment decisions for the Portfolio are made by Shay Assets Management, Inc. ("Adviser"), a company controlled by Rodger D. Shay. The Adviser, which is located at 230 West Monroe Street, Chicago, Illinois 60606, is registered under the Investment Advisers Act of 1940 and as of November 1, 2001 managed approximately $2.8 billion in assets. The Adviser is responsible for placing purchase and sale orders for portfolio instruments.

Advisory Fee Expenses

       Pursuant to the Investment Advisory Agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of 0.45% of the average daily net assets of the Portfolio. The Adviser is currently waiving a portion of its fee so that the Portfolio will pay 0.25% of its average daily net assets. The voluntary waiver may be terminated at any time by the Adviser.

Portfolio Managers

       The Portfolio Managers of the Adviser manage the Portfolio's investments as a team under the day-to-day direction of Edward E. Sammons, Jr., President of the Adviser. Mr. Sammons has served as President of Asset Management Fund (the "Fund") since 1998 and was Vice President of the Fund from 1985 through 1997. Mr. Sammons assumed primary responsibility for the Fund's investments in 1985.

DISTRIBUTOR
--------------------------------------------------------------------------------

       Pursuant to the Distribution Agreement, Shay Financial Services, Inc. (the "Distributor"), as the principal distributor of the Portfolio's shares, directly and through other firms advertises and promotes the Portfolio. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan") which allows the Portfolio to pay the Distributor a fee with respect to the Portfolio at an annual rate equal to 0.25% of the average daily net assets of the Portfolio. The Distributor is currently waiving a portion of its fee so that the Portfolio will pay 0.15% of its average daily net assets. The voluntary waiver may be terminated at any time by the Distributor.

       Because these fees are paid out of the Portfolio's assets on an ongoing basis over time, these fees will increase the cost of your investment. This charge could cost you more over time than you would pay through some other types of sales charges; however, the Rule 12b-1 fees are so low that the Fund shares offered by this prospectus are considered offered at "no-load."

NET ASSET VALUE

       The net asset value per share fluctuates daily. It is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. Portfolio assets are valued at market value using market quotations or prices obtained from an independent pricing service based upon prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. For certain mortgage-related securities, the Board of Trustees has approved the use of a matrix developed by the Adviser that the Board believes reflects the fair value of such securities. Short-term instruments maturing within 60 days may be valued at amortized cost, provided that the Board of Trustees determines that amortized cost represents fair value.

INVESTING IN THE PORTFOLIO

SHARE PURCHASES
--------------------------------------------------------------------------------

       To purchase shares of the Portfolio, investors may open an account by calling the Distributor at (800) 527-3713 and obtaining an application form. After a completed application form has been received and processed, orders to purchase shares of the Portfolio may be made by telephoning the Distributor.

       Purchase orders are accepted on each Business Day and become effective upon receipt and acceptance by the Portfolio. (As used in this Prospectus, the term "Business Day" means any day on which The Bank of New York and the Bond

       Market (as determined by the Bond Market Association) are both open for business. The Bank of New York is open weekdays and is closed on weekends and certain national holidays.) Payment must be in the form of federal funds. Checks are not accepted. Wire transfer instructions for federal funds should be as follows: Bank of New York, New York, NY, ABA#021 000 018, Ref: Account Number 8900403195. For purchase of Asset Management Fund, (Name of Portfolio); From: (Name of Investor); Account Number (Investor's account number with the Portfolio); $(Amount to be invested).

       For an investor's purchase to be eligible for same day settlement, the purchase order must be received on a Business Day before 12:00 Noon, New York City time, and payment for the purchase order must be received by The Bank of New York by 4:00 p.m., New York City time, on that day. For investors seeking next day settlement, the purchase order must be received on a Business Day before 4:00 p.m., New York City time, and payment must be received by The Bank of New York by 4:00 p.m., New York City time, on the next Business Day after the purchase order was received. An investor must indicate to the Portfolio at the time the order is placed whether same day or next day settlement is sought. Payment must be received by The Bank of New York by 4:00 p.m., New York City time, on the Business Day designated for settlement or the order will be cancelled.

       A purchase order is considered binding upon the investor. Should it be necessary to cancel an order because payment was not timely received, the Portfolio will hold the investor responsible for the difference between the price of the shares when ordered and the price of the shares when the order was cancelled. In addition, the Portfolio may prohibit or restrict the investor from making future purchases of the Portfolio's shares.

       Any federal funds received in respect of a cancelled order will be returned upon instructions from the sender without any liability to the Portfolio, the Adviser or The Bank of New York. If it is not possible to return such federal funds the same day, the sender will not have the use of such funds until the next day on which it is possible to effect such return. The Portfolio reserves the right to reject any purchase order.

MINIMUM INVESTMENT REQUIRED
--------------------------------------------------------------------------------

       The minimum initial investment in the Portfolio is $10,000; provided however, that the Distributor and/or the Portfolio reserve the right to accept a lesser initial investment at their sole and absolute discretion. There is no minimum balance. Subsequent purchases may be made in any amount.

WHAT SHARES COST
--------------------------------------------------------------------------------

       Shares of the Portfolio are sold at their net asset value next determined after the purchase order is received. There is no sales charge imposed by the Portfolio. The net asset value is determined each Business Day at 4:00 p.m., New York City time. Net asset value for purposes of pricing redemption orders is determined on any day redemptions are permitted and a proper redemption request is received (see "Redeeming Shares").

       Portfolio shares may be purchased through accounts established with investment professionals, such as banks or brokers. Investment professionals may charge additional fees directly to the investor for these services.

DIVIDENDS
--------------------------------------------------------------------------------

       Dividends are declared daily and paid monthly. Dividends are declared immediately prior to 4:00 p.m., New York City time, and are automatically reinvested in additional shares of the Portfolio unless the shareholder requests cash payments by contacting the Distributor.

       An investor will receive the dividend declared on both the day its purchase order is settled and the day its redemption order is effected, including any next succeeding non-Business Day or Days, since proceeds are normally wired the next Business Day.

CAPITAL GAINS
--------------------------------------------------------------------------------

       Net capital gains, if any, realized by the Portfolio are declared and paid once each year and reinvested in shares or, at the shareholder's option, paid in cash.

REDEEMING SHARES

       The Portfolio redeems shares at its net asset value next determined after the Distributor receives the redemption request. Redemptions may be made on Business Days when the U.S. Government and agency securities market is open. Redemption requests must be received in proper form and can be made by telephone or in writing.

TELEPHONE REDEMPTION
--------------------------------------------------------------------------------

       Shareholders may redeem their shares by telephoning the Distributor on a Business Day. Call (800) 527-3713. Shareholders may experience difficulties contacting the Distributor during drastic economic events, political uncertainty or national tragedies. At such times, shareholders may also contact the Distributor at (312) 214-7455. In addition, shareholders can submit written requests for redemptions as described under "Written Requests." The time the redemption request is received determines when proceeds are sent and the accrual of dividends. Redemptions received prior to 12:00 Noon, New York City time on a Business Day or other day redemptions are permitted, are effected on the same day, immediately after 4:00 p.m., New York City time. This means that proceeds will normally be wired in federal funds to the shareholder's bank or other account shown on the Portfolio's records the next Business Day, but in no case later than seven days. A shareholder will receive dividends declared only through the day its redemption is effected and any next succeeding non-Business Day or Days. All redemptions received between 12:00 Noon and 4:00 p.m., New York City time, on a Business Day or other day redemptions are permitted, are effected on the same day, immediately after 4:00 p.m., New York City time; however, the proceeds will normally be sent the second following Business Day. The shareholder will receive dividends declared only through the day its redemption is effected, including any next succeeding non-Business Day or Days, but will not be entitled to dividends for the following Business Day. The Portfolio recommends that all redemption requests be placed so as to be received prior to 12:00 Noon, New York City time, because of the advantage in having proceeds sent the next Business Day.

WRITTEN REQUESTS
--------------------------------------------------------------------------------

       Portfolio shares may also be redeemed by sending a written request to the Distributor, 230 W. Monroe Street, Chicago, Illinois 60606; Attention:
       Asset Management Fund. If share certificates have been issued, in order to redeem such shares, the properly endorsed and guaranteed certificates must be received by BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, before the redemption will be effected.

SIGNATURES
--------------------------------------------------------------------------------

       Signatures on written redemption requests and share certificates must be guaranteed by one of the following:

       - a Federal Home Loan Bank

       - a savings association or a savings bank

       - a trust company or a commercial bank

       - a member firm of a domestic securities exchange or a registered securities association

       - a credit union or other eligible guarantor institution

       In certain instances, the transfer and dividend agent may request additional documentation believed necessary to ensure proper authorization. Shareholders with questions concerning documentation should call the Distributor at (800) 527-3713.

Receiving Payment

       Proceeds of written redemption requests are sent at the same time and in the same manner as for telephone redemptions, based on the time of the receipt in proper form.

EXCHANGES

       Shareholders may exchange shares of a Portfolio with shares of another Portfolio of the Asset Management Fund by telephoning the Distributor on a Business Day. Call (800) 527-3713. Exchanges may also be made by written request as previously described under "Written Requests." Exchanges will be effected at the relative net asset values next determined after receipt of an exchange request in proper form. Shareholders will receive dividends in the Portfolio through the date the exchange is effected and will begin receiving dividends in the other Portfolio the next Business Day.

       An exchange between Portfolios will normally involve realization of a capital gain or loss, since for federal income tax purposes an exchange is treated as a sale of the shares from which the exchange is made and a purchase of the shares into which the exchange is made.

       The Portfolio reserves the right to amend or terminate this privilege with notice to shareholders.

SHAREHOLDER INFORMATION

VOTING RIGHTS
--------------------------------------------------------------------------------

       The Portfolio has five other Portfolios offered in a separate prospectus: the Money Market Portfolio, the Short U.S. Government Securities Portfolio, the Adjustable Rate Mortgage (ARM) Portfolio, the Intermediate Mortgage Securities Portfolio and the U.S. Government Mortgage Securities Portfolio. Shares of each Portfolio represent interests only in the corresponding Portfolio and have equal voting rights within each Portfolio. The Money Market Portfolio is the only Portfolio of the Fund that has two classes of shares: the Class I shares and Class D shares. Shares of each class have equal voting rights within each class and within the Money Market Portfolio. The Class D shares of the Money Market Portfolio are also offered in a separate prospectus. The Portfolio's Declaration of Trust provides that on any matter submitted to a vote of shareholders, all shares, irrespective of portfolio or class, shall be voted in the aggregate and not by portfolio or class, except that (i) as to any matter with respect to which a separate vote of any portfolio or class is required by the Investment Company Act of 1940, such requirements as to a separate vote by that portfolio or class shall apply in lieu of the aggregate voting as described above, and (ii) as to any matter which does not affect the interest of a particular portfolio or class, only shareholders of the affected portfolio or class shall be entitled to vote thereon. The Bylaws of the Portfolio require that a special meeting of shareholders be held upon the written request of shareholders holding not less than 10% of the issued and outstanding shares of the Portfolio (or the portfolio or classes thereof).

TAX INFORMATION
--------------------------------------------------------------------------------

       The Portfolio intends to qualify as a regulated investment company under the Internal Revenue Code.

       The Portfolio intends to distribute all of the net income and any gains of the Portfolio to shareholders. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends are received in cash or as additional shares. Dividends declared in December to shareholders of record as of a date in that month and paid during the following January are treated as if received on December 31 of the calendar year declared.

       Redemptions of Portfolio shares are treated as sales and are subject to capital gains taxation.

       Information on the tax status of dividends and distributions is provided annually.

SHAREHOLDER REFERENCE INFORMATION
--------------------------------------------------------------------------------

DISTRIBUTOR
Shay Financial Services, Inc.
230 West Monroe Street
Chicago, Illinois 60606

INVESTMENT ADVISER
Shay Assets Management, Inc.
230 West Monroe Street
Chicago, Illinois 60606

ADMINISTRATOR AND TRANSFER
AND DIVIDEND AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Vedder, Price, Kaufman & Kammholz
222 North LaSalle Street
Chicago, Illinois 60601

CUSTODIAN
The Bank of New York
100 Church Street, 10th Floor
New York, New York 10286

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, Pennsylvania 19103

TRUSTEES AND OFFICERS
Richard M. Amis
Trustee

Arthur G. De Russo
Trustee

David F. Holland
Trustee

Gerald J. Levy
Trustee and Vice Chairman

Rodger D. Shay
Trustee and Chairman

Edward E. Sammons, Jr.
President

Robert T. Podraza
Vice President and Assistant Treasurer

Nina L. Jackson
Treasurer

Daniel K. Ellenwood
Secretary

Additional information about the Portfolio may be found in the Statement of Additional Information. The Statement of Additional Information contains more detailed information on fund investments and operations. The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the Portfolio's performance during the last fiscal year, as well as a listing of portfolio holdings and financial statements. These documents may be obtained without charge from the following sources:

By Phone:
1-800-527-3713

By Mail:
Shay Financial Services, Inc.
Attn: Asset Management Fund
230 West Monroe Street
Chicago, IL 60606

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-6009
(a duplication fee is charged)

In Person:
Public Reference Room
Securities and Exchange Commission,
Washington, D.C.
(Call 1-202-942-8090 for more information)

By Internet:
http://www.amffunds.com
http://www.sec.gov (EDGAR Database)

By E-mail:
publicinfo@sec.gov
(a duplication fee is charged)

The Statement of Additional Information is incorporated by reference into this prospectus (is legally a part of this prospectus).

Investment Company Act file number:      Asset Management Fund     811-3541

                                   [AMF LOGO]
                             ASSET MANAGEMENT FUND
           230 West Monroe Street, Chicago, IL 60606 - 1-800-527-3713
                                www.amffunds.com

                       STATEMENT OF ADDITIONAL INFORMATION
                               November 12, 2001

                              ULTRA SHORT PORTFOLIO
                 230 WEST MONROE STREET, CHICAGO, ILLINOIS 60606

         The Ultra Short Portfolio is a portfolio of Asset Management Fund (the "Fund"), a professionally managed, diversified, open-end investment company. The Portfolio is represented by a series of shares separate from those of the Fund's other portfolios.

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus, dated November 12, 2001 (the "Prospectus"), a copy of which may be obtained from the Fund at the address noted above.

         As of the date of this Statement of Additional Information, there are no financial statements available because the Portfolio is a new portfolio of Asset Management Fund.

                                TABLE OF CONTENTS

                                                                            PAGE


Fund History...................................................................1
The Fund's Objective, The Portfolio and its Investment Policies................1
Purchase and Redemption of Shares.............................................11
Dividends, Distributions, Yield and Total Return Quotations...................12
Management of the Fund........................................................13
Investment Adviser and Administrator..........................................17
Distributor...................................................................20
Transfer and Dividend Agent...................................................22
Custodian.....................................................................22
Determination of Net Asset Value..............................................22
Taxes.........................................................................22
Portfolio Transactions........................................................24
Investment Restrictions.......................................................24
Organization and Description of Fund Shares...................................26
Counsel and Independent Accountants...........................................26
General Information...........................................................26
Financial Statements..........................................................27

         Capitalized terms not defined in this Statement of Additional Information and defined in the Prospectus shall have the meanings defined in the Prospectus.

                                  FUND HISTORY

         Asset Management Fund (the "Fund") is a Delaware business trust organized under a Declaration of Trust ("Declaration of Trust") dated July 22, 1999. The Fund was formerly a Maryland corporation, which commenced operations on November 9, 1982. In September 1994, the Fund changed its name from Asset Management Fund for Financial Institutions, Inc. to Asset Management Fund, Inc. and on September 30, 1999, as part of the reorganization into a Delaware business trust, changed its name to Asset Management Fund.

                       THE FUND'S OBJECTIVE, THE PORTFOLIO
                           AND ITS INVESTMENT POLICIES

MORTGAGE-RELATED SECURITIES

         Most Mortgage-Related Securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by unscheduled payments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some Mortgage-Related Securities have additional features that entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment. Any guarantees of interest and principal payments may be either as to timely or ultimate payment.

         The average maturity of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's average maturity may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, and the location and age of the mortgage. Since prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool or group of pools. However, the average life will be substantially less than the stated maturity.

         U.S. Mortgage-Related Securities may be classified into two principal categories, based on whether the issuer or guarantor of the security or the underlying collateral is a governmental entity, such as GNMA, or a government-related entity, such as FNMA and FHLMC which are U.S. Government-sponsored corporations. In addition, Private Mortgage Related-Securities represent interests in, or are collateralized by, pools consisting principally of residential mortgage loans created by non-governmental issuers.

         FNMA is subject to general regulation by the Secretary of Housing and Urban Development. Its common stock is publicly traded on the New York Stock Exchange. FNMA purchases residential mortgages from a list of approved seller services, which include federal and state savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its common and preferred stock is publicly traded on the New York Stock Exchange. FHLMC issues Participation Certificates ("PCS") which represent interests in mortgages from FHLMC's national portfolio.

         With respect to Private Mortgage-Related Securities, timely payment of interest and principal may be supported by various forms of credit enhancements, including individual loan, title, pool and hazard insurance. These credit enhancements may offer two types of protection: (i) liquidity protection, and
(ii) protection against losses resulting from ultimate default by an obligor and the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties or through various means of structuring the transaction as well as a combination of such approaches. The Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Credit enhancements can come from external providers such as banks or financial insurance companies. Alternatively, they may come from the structure of a transaction itself. Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue. There can be no assurance that the private insurers can meet their obligations under the policies.

         The Portfolio may only invest in Private Mortgage-Related Securities to the extent it observes the investment restrictions and limitations required for such investments under Office of Thrift Supervision ("OTS") Regulations. These investments include "mortgage-related securities" as that term is defined in
Section 3(a)(41) of the Securities Exchange Act of 1934, as amended, subject to any OTS Regulations, and securities offered and sold pursuant to Section 4(5) of the Securities Act of 1933. Section 3(a)(41) of the Securities Exchange Act of 1934, as amended, defines a "mortgage-related security" as one that is rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization, and that either (1) represents ownership of one or more promissory notes or other instruments that are secured by a first lien on property on which is located a residential or mixed residential and commercial structure, on a residential manufactured home or one or more commercial structures, and that were originated by a savings association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority or by a mortgage lender approved by the Secretary of Housing and Urban Development, or (2) is secured by one or more promissory notes or other instruments meeting the requirements set forth above that by its terms provides for payments of principal in relation to payments or reasonable projections of payments. Section 4(5) of the Securities Act of 1933 exempts from registration thereunder offers or sales of one or more promissory notes that are secured by a first lien on property on which is located a residential or commercial structure and that were originated by a savings association, savings bank, commercial bank or similar banking institution which is supervised or examined by federal or state authorities, or mortgage lenders approved by the Department of Housing and Urban Development that sell to such institutions, provided that they are sold in minimum amounts of $250,000 and payment is made within 60 days.

         Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

         Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities.

COLLATERALIZED MORTGAGE OBLIGATIONS

         CMOs and REMICs that are Multi-Class Mortgage-Related Securities represent a beneficial interest in a pool of mortgage loans or mortgage-backed securities typically held by a trust. The beneficial interests are evidenced by certificates issued pursuant to a pooling and servicing agreement. The certificates are usually issued in multiple classes with the specific rights of each class set forth in the pooling and servicing agreement and the offering documents for the security. The pooling and servicing agreement is entered into by a trustee and a party that is responsible for pooling and conveying the mortgage assets to the trust, sometimes referred to as the depositor. Various administrative services related to the underlying mortgage loans, such as collection and remittance of principal and interest payments, administration of mortgage escrow accounts and collection of insurance claims are provided by services. A master servicer, which may be the depositor or an affiliate of the depositor, is generally responsible for supervising and enforcing the performance by the services of their duties and maintaining the insurance coverages required by the terms of the certificates. In some cases, the master servicer acts as a servicer of all or a portion of the mortgage loans.

OTHER PERMISSIBLE INVESTMENTS

         The following information supplements the discussion in the Prospectus concerning principal investment strategies:

         U.S. Government or Agency Securities. The Portfolio may invest in obligations issued or guaranteed by the United States or certain agencies or instrumentalities thereof or a U.S. Government-sponsored corporation. These include obligations issued by the United States or by a Federal Home Loan Bank, Freddie Mac, Fannie Mae, the Government National Mortgage Association, the Student Loan Marketing Association and the Federal Farm Credit Banks. Since many of these U.S. Government securities are not backed by the "full faith and credit" of the United States, the Portfolio must look principally to the agency or instrumentality or corporation issuing or guaranteeing such obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency, instrumentality or corporation fails to meet its commitment.

         Corporate Debt Securities. The Portfolio's investments in U.S. dollar-denominated corporate debt securities are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Portfolio. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. Debt securities may be acquired with warrants attached. The Portfolio will not invest in illiquid corporate debt securities or convertible corporate debt securities that are convertible at the election of the issuer.

         Securities rated Baa and BBB are the lowest which are considered "investment grade" obligations. Moody's describes securities rated Baa as "medium-grade" obligations; they are "neither highly protected nor poorly secured . . . [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." S&P describes securities rated BBB as "regarded as having an adequate capacity to pay interest and repay principal . . . [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal . . . than in higher rated categories."

         Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Investment Adviser does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

         The Portfolio may purchase unrated securities (which are not rated by a rating agency) if the portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparably rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. To the extent that a Portfolio invests in securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

         Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

         The Portfolio may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Portfolio with a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

         Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

         Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years, inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

         If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

         The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

         While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

         The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U or any inflation index will accurately measure the real rate of inflation in the prices of goods and services.

         Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

         Municipal Bonds. The Portfolio may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The Municipal Bonds which the Portfolio may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

         Under the Internal Revenue Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

         Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Portfolio would hold the longer-term security, which could experience substantially more volatility.

         Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

         The Portfolios may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Portfolios may also sell Municipal Bonds due to changes in the Investment Adviser's evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund's ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

         Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

         Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Portfolio's Municipal Bonds in the same manner.

         Repurchase Agreements. The Portfolio may enter into repurchase agreements, under which it may acquire a security which it may invest in for a relatively short period (usually not more than 30 days) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. If the seller defaults on its obligation to repurchase from the Portfolio the underlying instrument, which in effect constitutes collateral for the seller's obligation, at the price and time fixed in the repurchase agreement, the Portfolio might incur a loss if the value of the collateral declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited. The Portfolio will always receive as collateral instruments whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Portfolio in each agreement, and the Portfolio will make payment for such instruments only upon their physical delivery to, or evidence of their book entry transfer to the account of, the Portfolio's custodian.

         Hedging Strategies. The Portfolio may, but is not required to, use financial contracts for risk management. Generally, the value of these financial contracts depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates and related indices. Examples of these instruments include options contracts, futures contracts, options on futures contracts and swap agreements. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any hedging strategy used by the Portfolio will succeed.

         Use of financial contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a more general discussion of important risk factors relating to all financial contracts that may be used by the Portfolio.

         (i) Management Risk. Financial contracts are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a financial contract requires an understanding not only of the underlying instrument but also of the financial contract itself, without the benefit of observing the performance of the financial contract under all possible market conditions.

         (ii) Credit Risk. The use of a financial contract involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

         (iii) Liquidity Risk. Liquidity risk exists when a particular financial contract is difficult to purchase or sell. If a transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated financial contracts), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

         (iv) Leverage Risk. Because many financial contracts have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the financial contract itself. Certain financial contracts have the potential for unlimited loss, regardless of the size of the initial investment.

         (v) Market and Other Risks. Like most other investments, financial contracts are subject to the risk that the market value of the instrument will change in a way detrimental to the Portfolio's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using financial contracts for the Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving financial contracts can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. The Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain transactions.

         Other risks in using financial contracts include the risk of mispricing or improper valuation of financial contracts and the inability of financial contracts to correlate perfectly with underlying assets, rates and indices. Many financial contracts, in particular privately negotiated financial contracts, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Also, the value of financial contracts may not correlate perfectly, or at all, with the value of the assets, reference rates or indices they are designed to closely track. In addition, the Portfolio's use of financial contracts may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

         FDIC-Insured Institutions. Although the Portfolio's investment in savings accounts and in certificates of deposit and other time deposits in an FDIC-Insured Institution is insured to the extent of $100,000 by the Federal Deposit Insurance Corporation, the Portfolio may invest more than $100,000 with a single institution, and any such excess and any interest on the investment would not be so insured.

         The Portfolio will invest in securities issued by an FDIC-Insured Institution only if such institution or a security issued by such institution
(i) has a short-term debt obligation rating in the highest category by one nationally recognized statistical rating organization, or (ii) if no such ratings are available, has comparable quality in the opinion of the Portfolio's investment adviser under the general supervision of the Board of Trustees of the Fund. Securities issued by FDIC insured institutions are not insured by the FDIC.

         When-Issued and Other Securities. As discussed in the prospectus, securities may be purchased on a when-issued basis. In addition, securities may be purchased in transactions where, although the security is delivered and paid for by regular-way settlement, the delivery period established by the securities industry for that particular security results in the payment and delivery at a future date. Although the time period for settlement may be beyond several days, the securities are delivered for settlement within the time frame that the securities industry has established for that type of security.

         Securities purchased for payment and delivery at a future date are subject to market fluctuation, and no interest accrues to the Portfolio until delivery and payment take place. At the time the Portfolio makes the commitment to purchase such securities, it will record the transaction and thereafter reflect the value each day of such securities in determining its net asset value. To facilitate acquisitions of such securities, the portfolio will maintain with its custodian a separate account with marketable Portfolio securities in an amount at least equal to such commitments. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the securities held in the separate account and/or from available cash.

         Relative Stability of Principal. The Portfolio's net asset value per unit will fluctuate. It is expected that over the long term the volatility of the Portfolio will be low in relation to longer-term bond funds; however, there may be a loss of principal. The Portfolio attempts to reduce net asset value fluctuation by generally maintaining a maximum duration of one year or less. Duration is a measure of the price sensitivity of the Portfolio, including expected cash flows and mortgage prepayments under a wide range of interest rate scenarios, and is reviewed daily. However, there is no assurance that these strategies will be successful. There can be no assurance that the Investment Adviser's estimation of the Portfolio's duration will be accurate or that the duration of the Portfolio will always remain within the maximum target duration described above.

         Investment in Other Investment Companies. The Portfolio may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles that do not invest in foreign markets. As a shareholder of an investment company, the Portfolio may indirectly bear service and other fees that are in addition to the fees the Portfolio pays its service providers.

         Subject to the restrictions and limitations of the Investment Company Act of 1940 (the "1940 Act"), the Portfolio may elect to pursue its investment objective either by investing directly in securities or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Portfolio.

         Short Sales. The Portfolio may make short sales as part of its overall portfolio management strategy or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Portfolio must deliver the security sold short to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. Moreover, the Portfolio may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. Short sales expose the Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. In addition, the successful use of short sales may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. When making a short sale, the Portfolio must segregate assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

         Illiquid Securities. The Portfolio may not invest more than 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Illiquid Securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment (other than overnight deposits), and other securities whose disposition is restricted under federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Investment Adviser has determined to be liquid under procedures approved by the Board of Trustees).

         Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

         Loans of Portfolio Securities. For the purpose of achieving income, the Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "The Fund's Objective, The Portfolio and its Investment Policies" in this Statement of Additional Information for details. When the Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Portfolio may pay lending fees to a party arranging the loan.

         Portfolio Turnover. The length of time a portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a portfolio is known as "portfolio turnover." The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio's performance.

         Temporary Defensive Strategies. For temporary or defensive purposes, the Portfolio may invest up to 100% of its assets in U.S. debt securities, including taxable securities and short-term money market securities, when the Investment Adviser deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

         Percentage Investment Limitations. Unless otherwise stated, all percentage limitations on Portfolio investments will apply at the time of investment. The Portfolio would not be deemed to have violated these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

                        PURCHASE AND REDEMPTION OF SHARES

         Investors may be charged a fee if they effect transactions through a broker or agent. Brokers and intermediaries are authorized to accept orders on the Portfolio's behalf.

         A purchase order is considered binding upon the investor. Should it be necessary to cancel an order because payment was not timely received, the Fund will hold the investor responsible for the difference between the price of the shares when ordered and the price of the shares when the order was cancelled. If the investor is already a shareholder of the Fund, the Fund may redeem shares from the investor's account in an amount equal to such difference. In addition, the Fund may prohibit or restrict the investor from making future purchases of the Fund's shares.

         The Fund reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption (1) for any period during which the New York Stock Exchange (the "Exchange") is closed, other than customary weekend and holiday closings (i.e., New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) or during which trading on the Exchange is restricted, or (2) for any period during which an emergency, as defined by the rules of the Securities and Exchange Commission, exists as a result of which (i) disposal by the Portfolio of securities held by the Portfolio is not reasonably practicable, or (ii) it is not reasonably practicable for the Portfolio to determine the value of the Portfolio's net assets, or (iii) for such other periods as the Securities and Exchange Commission, or any successor governmental authority, may by order permit for the protection of shareholders of the Portfolio.

           DIVIDENDS, DISTRIBUTIONS, YIELD AND TOTAL RETURN QUOTATIONS

         Dividends on shares of the Portfolio are paid monthly on the first Business Day of each month.

         Net investment income of the Ultra Short Portfolio for dividend purposes (from the time of the immediately preceding determination thereof) will consist of (i) interest accrued and discount earned (including both original issue and market discount) less amortization of any premium, less (ii) accrued expenses attributable to the Portfolio (including the Portfolio's pro rata share of the fees payable to the Distributor) and the general expenses of the Fund prorated on the basis of relative net assets of the Portfolio in relation to the net assets of the Fund's other portfolios applicable to that period.

         From time to time, the Ultra Short Portfolio advertises its "yield" and "total return." These figures are based on historical earnings and are not intended to indicate future performance.

         The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over a 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period.

         The "total return" of the Portfolio shows what an investment in the Portfolio would have earned over a specified period of time, assuming that all distributions and dividends by the Portfolio were reinvested on the reinvestment dates during the period and less all recurring fees. Any agreement by the Adviser and Distributor to reduce or waive their fees under certain circumstances may cause the Portfolio's yield and total return to be higher than they otherwise would be.

         From time to time, the Ultra Short Portfolio may quote a "dividend distribution rate" in sales literature. The "dividend distribution rate" represents the aggregation of actual distributions made, representing dividends, realized short-term capital gains and certain realized long-term capital gains. It does not reflect unrealized gains or losses. The "dividend distribution rate" differs from yield in that certain nonrecurring components may be included. Any quoted

"dividend distribution rate," therefore, should be considered along with, and not as a substitute for, the yield and total rate of return of the Portfolio.

         From time to time, the Ultra Short Portfolio's performance may be compared with various indices and investments, other performance measures or rankings, or other mutual funds, or indices or averages of other mutual funds.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

         The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The Trustees' responsibilities include reviewing the actions of the Fund's investment adviser, distributor and administrator.

TRUSTEES AND OFFICERS

         Trustees and Officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each Trustee who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.


                                   POSITION(S)
NAME, BIRTH DATE AND               HELD               PRINCIPAL OCCUPATION(S) DURING PAST FIVE
ADDRESS                            WITH FUND          YEARS AND PRIOR RELEVANT EXPERIENCE
Richard M. Amis (11/1/50)          Trustee            President, First Federal Community Bank since
630 Clarksville Street                                1984; Director, First Financial Trust Company;
Paris, TX  75460                                      formerly Chairman, Texas Savings and
                                                      Community Bankers Association.

Arthur G. De Russo (5/28/21)       Trustee            Retired; Chief Executive Officer, Eastern
5397 S.E. Major Way                                   Financial Federal Credit Union from 1974 to
Stuart, FL  34997                                     1992; Chairman and Director, First Credit Union
                                                      Trust Co., Inc. from 1988 to 1992; President of
                                                      the Airline Credit Union Conference in 1991;
                                                      Director, Honor ATM Network, Florida from
                                                      1985 to 1990.













                                   POSITION(S)
NAME, BIRTH DATE AND               HELD               PRINCIPAL OCCUPATION(S) DURING PAST FIVE
ADDRESS                            WITH FUND          YEARS AND PRIOR RELEVANT EXPERIENCE
David F. Holland (11/3/41)         Trustee            Chairman of the Board, Chief Executive Officer and
17 New England Executive Park                         President of BostonFed Bancorp Inc.; Chairman of the
Burlington, MA  01803                                 Board since 1989 and Chief Executive Officer since 1986
                                                      of Boston Federal Savings Bank 1989-1995 and 1998
                                                      to present; Director of Fund from 1988 to 1989 and
                                                      since 1993, Chairman of the Board since 1997 of
                                                      Broadway National Bank; Director of Federal Home Loan
                                                      Bank of Boston from 1989 to 1994 and from 1998 to
                                                      present; until December 1997 Chairman of America's
                                                      Community Banking Partners, Inc. and Director of
                                                      ACB Investment Services, Inc.; Director of M.S.B.
                                                      Fund, Inc. since 1997; Director of NYCE Corporation
                                                      since 1995; Director from 1990 to 1995 and Chairman
                                                      1993-1994 of America's Community Bankers; member from
                                                      1995 to 1997 and President since 1997 of Thrift
                                                      Institutions Advisory Council; Director, New
                                                      England College of Finance 1999 to present.

Gerald J. Levy (3/31/32)           Vice Chairman of   Chairman and Chief Executive Officer, Guaranty Bank,
4000 W. Brown Deer Road            the Board and      S.S.B. since 1984 (from 1959 to 1984, he held a series of
Milwaukee, WI  53209               Trustee            officer's positions, including President). Chairman,
                                                      1986, United States League of Savings Institutions;
                                                      Director of FISERV, Inc. since 1986; Director since 1995
                                                      of the Republic Mortgage Insurance Company; Director of
                                                      the Federal Asset Disposition Association from 1986 to 1989;
                                                      and, previously Director and Vice Chairman, Federal Home Loan
                                                      Bank of Chicago and Member of Advisory Committee of the
                                                      Federal Home Loan Mortgage Corporation and Federal National
                                                      Mortgage Corporation.

Rodger D. Shay* (9/26/36)          Chairman of        Chairman and Director of Shay Assets Management, Inc.
1000 Brickell Avenue               the Board and      since August 1997 (previously President and Director from
Miami, FL  33131                   Trustee            1990 to August 1997); Chairman and Director of Shay
                                                      Financial Services, Inc. since August 1997 (previously
                                                      President and Director from 1990 to August 1997);
                                                      President, Chief Executive Officer and member of the
                                                      Managing Board of Shay Assets Management Co. from 1990 to
                                                      December 1997; President, Chief Executive Officer and member of the Managing Board of Shay Financial Services Co. from 1990 to










                                   POSITION(S)
NAME, BIRTH DATE AND               HELD               PRINCIPAL OCCUPATION(S) DURING PAST FIVE
ADDRESS                            WITH FUND          YEARS AND PRIOR RELATIVE EXPERIENCE
                                                       December 1997; Chairman and Director, Horizon Bank, FSB
                                                       since 1999; Director from 1986 to 1991 and President from
                                                       1986 to 1992, U.S. League Securities, Inc.; Vice President
                                                       since 1995 of Institutional Investors Capital Appreciation
                                                       Fund, Inc.; Director and Vice President M.S.B. Fund Inc., since
                                                       1995; Director, First Home Savings Bank, S.L.A. from 1990 to
                                                       1998; previously Director, Asset Management Fund, Inc.
                                                       from 1985 to 1990; President of Bolton Shay and Company
                                                       and Director and officer of its affiliates from 1981 to
                                                       1985; previously, employed by certain subsidiaries of
                                                       Merrill Lynch & Co. from 1955 to 1981, where he served in
                                                       various executive positions including Chairman of the
                                                       Board of Merrill Lynch Government Securities, Inc.,
                                                       Chairman of the Board of Merrill Lynch Money Market
                                                       Securities, Inc. and Managing Director of the Debt Trading
                                                       Division of Merrill Lynch, Pierce, Fenner & Smith Inc.

Edward E. Sammons, Jr. (12/29/39)  President          President of Shay Assets Management, Inc. since August 1997
230 West Monroe Street                                (previously Executive Vice President from 1990 to August
Chicago, IL  60606                                    1997); Executive Vice President and member of the Managing
                                                      Board of Shay Assets Management Co. from 1990 to December
                                                      1997. Executive Vice President and member of the Managing
                                                      Board of Shay Financial Services Co. from 1990 to December
                                                      1997 and Executive Vice President of Shay Financial Services,
                                                      Inc., from 1990 to August 1997; Vice President and Secretary since 1995 of Institutional Investors Capital Appreciation
                                                      Fund, Inc. and M.S.B. Fund, Inc.

                                   POSITION(S)
NAME, BIRTH DATE AND               HELD               PRINCIPAL OCCUPATION(S) DURING PAST FIVE
ADDRESS                            WITH FUND          YEARS AND PRIOR RELATIVE EXPERIENCE

Robert T. Podraza (10/21/44)       Vice President     Vice President of Shay Investment Services, Inc. since 1990;
1000 Brickell Avenue               and Assistant      Vice President since 1990 and Chief Compliance Officer since
Miami, FL 33131                    Treasurer          1997 of Shay Financial Services, Inc.; Vice President since
                                                      1990 and Chief Compliance Officer since 1997 of Shay Assets
                                                      Management, Inc.; Chief Compliance Officer of Shay Financial
                                                      Services Co. and Shay Assets Management Co. from 1989 to
                                                      1997; Director of the National Society of Compliance
                                                      Professionals since 1996.

Nina L. Jackson (8/19/60)          Treasurer          Vice President of Financial Services of BISYS Fund Services
3435 Stelzer Road                                     since 2000; Director of Accounting, McDonald's Corporation
Columbus, OH 43219                                    from 1995 to 2000, Accounting Manager and Regional Accounting
                                                      Supervisor, McDonald's Corporation from 1989 to 1995; Staff B
                                                      Auditor, Coopers & Lybrand 1983 to 1984; Staff A Auditor,
                                                      Coopers & Lybrand 1984 to 1985; Senior Auditor, Coopers &
                                                      Lybrand 1985 to 1986; Audit Supervisor, Coopers & Lybrand 1986
                                                      to 1987.

Daniel K. Ellenwood (5/8/69)       Secretary          Secretary of the Fund since April 1998; Operations Analyst,
230 West Monroe Street                                Shay Assets Management, Inc. since November 1997; Compliance
Chicago, IL  60606                                    Analyst, Shay Financial Services, Inc. since October 1996;
                                                      B.S. in Finance, University of Illinois at Chicago, 1996.

Christine A. Cwik (8/11/49)        Assistant          Assistant Secretary, Asset Management Fund since April 1999;
230 West Monroe Street             Secretary          Executive Secretary, Shay Assets Management, Inc. since
Chicago, IL  60606                                    February 1999; Executive Secretary, Shay Investment Services,
                                                      Inc. from April 1997 to February 1999; Executive Secretary,
                                                      Chicago Bonding 1991-1997.

         The following table sets forth the compensation earned by trustees from the Fund for the fiscal year ended October 31, 2000:


                                                            PENSION OR
                                                            RETIREMENT
                                      AGGREGATE              BENEFITS             ESTIMATED
                                    COMPENSATION          ACCRUED AS PART          ANNUAL
                                      FROM THE                OF FUND           BENEFITS UPON             TOTAL
            TRUSTEE                     FUND                 EXPENSES             RETIREMENT          COMPENSATION
            -------                 -------------        ----------------       -------------         ------------
Richard M. Amis                        $15,500                  0                      0                $15,500
Arthur G. DeRusso                       13,500                  0                      0                 13,500
David F. Holland                        15,500                  0                      0                 15,500
Gerald J. Levy                          15,500                  0                      0                 15,500
Rodger D. Shay                               0                  0                      0                      0

                      INVESTMENT ADVISER AND ADMINISTRATOR

         The investment adviser of the Fund since December 8, 1997 is Shay Assets Management, Inc. (the "Adviser"), a Florida corporation, with its principal office at 230 West Monroe Street, Chicago, Illinois 60606. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of Shay Investment Services, Inc., a closely held corporation controlled by Rodger D. Shay, the Chairman of the Board and Trustee of the Fund.

         The initial term of the Investment Advisory Agreement between the Fund and the Adviser as to this Portfolio (the "Advisory Agreement"), runs through March 1, 2003, and will continue from year to year thereafter, subject to termination by the Fund or the Adviser as hereinafter provided, if such continuance is approved at least annually by a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of this Portfolio and the Fund's additional portfolios or by the Fund's Board of Trustees. The Advisory Agreement must also be approved annually by the vote of a majority of the trustees of the Fund who are not parties to the Advisory Agreement or "interested persons" of any party thereto. All trustees' votes must be cast in person at a meeting called for the purpose of voting on such approval.

         As compensation for the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser a fee, payable monthly, equal to 0.45% per annum of the average daily net assets of the Portfolio; provided, however, that the Adviser is currently voluntarily waiving a portion of its fee so that the Portfolio will pay 0.25% of its daily net assets. The voluntary waiver may be terminated at any time by the Adviser.

         The Adviser may from time to time enter into arrangements with entities such as trade associations and affinity groups ("organizations") whereby the Adviser agrees to pay such an organization a portion of the management fees received by the Adviser with respect to assets invested in the Fund by members of the organization for certain services or products (such as use of logos or membership lists, bundling with or placement of articles in newsletters or other organization publications, directory listings, and space at trade shows) provided by the organization.

         The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any portfolio of the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement.

         The Advisory Agreement will terminate automatically upon its assignment and is terminable with respect to this Portfolio and the Fund's additional portfolios at any time without penalty by the Board of Trustees of the Fund or by a vote of a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of the Portfolio on 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Fund.

         The Portfolio Managers of the Adviser responsible for making investment decisions concerning the Fund's investments are Edward E. Sammons, Jr., Rodger
D. Shay, Richard Blackburn, Rodger D. Shay, Jr., Jon P. Denfeld and David Petrosinelli. For information as to the principal occupations during the past five years of Messrs. Sammons and Shay, who are also officers of the Fund, see "Management of the Fund" in this Statement of Additional Information. The principal business occupations during the past five years and professional backgrounds of the Portfolio Managers who are not also officers of the Fund are shown below following each of their names and business addresses.

RICHARD BLACKBURN
230 West Monroe Street
Chicago, IL  60606

         Vice President of Shay Assets Management, Inc. and Senior Portfolio Manager since 1991. From 1982 to 1991 he was employed by the firm primarily as an account executive and financial consultant. Mr. Blackburn has 34 years of experience in the securities industry. His previous employers include Harris Bank, Chicago; Merrill Lynch; and the First National Bank of Chicago. Mr. Blackburn's primary expertise is in the mortgage securities markets, particularly in the area of floating and/or adjustable rate securities.

JON P. DENFELD, CFA
230 West Monroe Street
Chicago, IL  60606

         Portfolio Manager of Shay Assets Management, Inc. since 1996. From 1993 to 1996 he was employed by the Fund's sponsor, Shay Financial Services, Inc., as an Account Executive specializing in financial institutions. Mr. Denfeld's area of expertise is in the government and mortgage securities markets.

         Mr. Denfeld earned a Bachelor of Arts, with a major in Economics, from Fairfield University.


RODGER D. SHAY, JR.
1000 Brickell Avenue
Miami, FL  33131

         Portfolio Manager of the Adviser and Shay Assets Management Co., the Fund's former adviser, since 1991. President of Shay Financial Services, Inc., since August, 1997, previously Senior Vice President from 1994 to August, 1997, and Vice President from 1991 to 1993. He was previously employed by Merrill Lynch, Pierce, Fenner and Smith, Inc. where he served as a senior trader and manager of collateralized mortgage obligation trading. Mr. Shay's primary expertise is in the mortgage securities market, particularly in the area of collateralized mortgage obligations.

DAVID PETROSINELLI, CFA
230 West Monroe Street
Chicago, IL  60606

         Portfolio Manager of Shay Assets Management, Inc. since 1999. He was previously Portfolio Manager for the Chicago Public Schools since 1998, where he managed various operating and bond proceed funds and served as Assistant Vice President for an insurance holding company since 1995, where he was portfolio manager for the general fund. Mr. Petrosinelli's primary expertise is in the government and mortgage securities markets.

         Mr. Petrosinelli earned his Bachelor of Science in Finance from Northeastern University in Boston and a Master of Business Administration, cum laude, with a concentration in Economics from Loyola University in Chicago.

         The Fund's current administrative agent (the "Administrator") with respect to the Portfolio is BISYS Fund Services Ohio, Inc. ("BISYS"). Prior to August 1, 1999, PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PNC Bank Corp., was the Fund's administrative agent. Pursuant to the terms of the Administration Agreement (the "Administration Agreement") dated as of August 1, 1999, between the Fund and the Administrator, the Administrator performs various administrative services for the Fund, including (i) assisting in supervising all aspects of the Portfolio's operations other than those assumed by the Adviser, the Distributor, the custodian or the transfer and dividend agent, (ii) providing the Portfolio with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, (iii) maintenance of the Portfolio's books and records, (iv) preparation of various filings, reports, statements and returns filed with governmental authorities or distributed to shareholders of the Portfolio, (v) computation of the Portfolio's net asset value for purposes of the sale and redemption of its shares, and (vi) computation of the Portfolio's daily dividend. Certain functions relating to state "blue sky" qualification services in any of the states where the Portfolio are registered are subject to additional charges by the Administrator that are not included in the fee rates and minimum annual fee described below.

         As compensation for the services rendered by the Administrator under the Administration Agreement, the Fund pays the Administrator a fee, computed daily and payable monthly, with respect to each Portfolio at the rate of 0.03% per annum of each Portfolio's net assets up to and including $1 billion; 0.02% per annum of the next $1 billion of net assets; and 0.01% per annum of the Portfolio's net assets over $2 billion, with a minimum annual fee of 393,200 for all the Fund's six portfolios taken together. If applicable, the minimum fee is allocated among the Fund's six portfolios based on relative average net assets.

         The Fund is responsible for the payment of its expenses. Such expenses include, without limitation, the fees payable to the Adviser, the Administrator and the Distributor (see "Distributor" below) with respect to the Portfolio, the fees and expenses of the Fund's custodian and transfer and dividend agent with respect to the Portfolio, any brokerage fees and commissions of the Portfolio, any portfolio losses of the Portfolio, filing fees for the registration or qualification of the Portfolio's shares under federal or state securities laws, the Portfolio's pro rata share of taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Fund with respect to the Portfolio for violation of any law, the Portfolio's pro rata share of legal and auditing fees and expenses, expenses of preparing and setting in type prospectuses, proxy material, reports and notices and the printing and distributing of the same to the shareholders of the Portfolio and regulatory authorities, the Portfolio's pro rata share of compensation and expenses of the Fund's trustees and officers who are not affiliated with the Adviser, the Administrator, the Distributor, or the transfer and dividend agent, and extraordinary expenses incurred by the Fund with respect to the Portfolio.

                                   DISTRIBUTOR

         Shay Financial Services, Inc. is a registered broker-dealer and the Fund's principal distributor (the "Distributor"). The Distributor, a Florida corporation, is a wholly-owned subsidiary of Shay Investment Services, Inc., which is a closely held corporation controlled by Rodger D. Shay.

         As compensation for distribution services with regard to the Portfolio, the Fund pays the Distributor a fee, payable monthly, with respect to the Portfolio at the rate of 0.25% per annum of the average daily net assets of the Portfolio; provided, however, the Distributor is currently voluntarily waiving a portion of its fee so that the Portfolio pays 0.15% of its daily net assets. The voluntary waiver may terminated by the Distributor at any time.

          The Distributor is obligated under the Distribution Agreement to bear the costs and expenses of printing and distributing copies of prospectuses and annual and interim reports of the Fund (after such items have been prepared and set in type) that are used in connection with the offering of shares of the Fund to investors, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor in connection with the offering of the shares of the Portfolio for sale to investors.

         Shay Financial Services, Inc., the Fund's Distributor, and its affiliated persons, including Rodger D. Shay, who is a Trustee and the Chairman of the Board of the Fund, Edward E. Sammons Jr., who is President of the Fund, Nina L. Jackson who is Treasurer of the Fund,

Robert T. Podraza, who is Vice President and Assistant Treasurer of the Fund, and Daniel K. Ellenwood, who is the Secretary of the Fund, have a direct or indirect financial interest in the operation of the Fund's Rule 12b-1 Plan and related Distribution Agreement. None of the Trustees who are not interested persons of the Fund have any direct or indirect financial interest in the operation of the Fund's Rule 12b-1 Plan and related Distribution Agreement.

         The Fund has appointed the Distributor to act as the principal distributor of the Fund's shares pursuant to a Distribution Agreement dated December 8, 1997 between the Fund and the Distributor (the "Distribution Agreement"). The Distribution Agreement continues in effect from year to year thereafter, subject to termination by the Fund or the Distributor as hereinafter provided, if approved at least annually by the Fund's Board of Trustees and by a majority of the trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the arrangements contemplated by the agreement. The Fund's Rule 12b-1 Plan requires the Fund's Board of Trustees to make a quarterly review of the amount expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made. The Rule 12b-1 Plan may not be amended to increase materially the amount paid by the Fund thereunder without shareholder approval. All material amendments to the Rule 12b-1 Plan must be approved by the Fund's Board of Trustees and by the "disinterested" trustees referred to above. The Rule 12b-1 Plan will terminate automatically upon its assignment and is terminable at any time without penalty by a majority of the Fund's trustees who are "disinterested" as described above or by a vote of a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of the Portfolio on 60 days' written notice to the Distributor, or by the Distributor on 90 days' written notice to the Fund. Although the Distributor's fee is calculable separately with respect to each Portfolio of the Fund and the Distributor reports expense information to the Fund on a portfolio-by-portfolio basis, any 12b-1 fee received by the Distributor in excess of expenses for the Portfolio may be used for any purpose, including payment of otherwise unreimbursed expenses incurred in distributing shares of another portfolio or to compensate another dealer for distribution assistance. The 12b-1 Plan does not permit the Portfolio to be charged for interest, carrying, or other financing charges on any such unreimbursed carryover amounts, but it does provide for reimbursement for a portion of the Distributor's overhead expenses.

         The Funds, the Investment Adviser and principal underwriter/distributor have each adopted a code of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Fund and employees of the Investment Adviser and principal underwriter/distributor are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by any of the Fund's Portfolios, subject to requirements and restrictions set forth in the Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Portfolio managers, traders, research analysts and others involved in the investment advisory process are subject to special standards. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of quarterly reporting of securities transactions. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                           TRANSFER AND DIVIDEND AGENT

         BISYS Fund Services Ohio, Inc. ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219, an Ohio corporation, is the transfer and dividend agent for the Portfolio's shares.

                                    CUSTODIAN

         The Bank of New York, 100 Church Street, 10th Floor, New York, New York 10286, a Maryland corporation, is the custodian of the Portfolio's investments.

                        DETERMINATION OF NET ASSET VALUE

         For purposes of determining the net asset value per share of the Ultra Short Portfolio, investments for which market quotations are readily available will be valued at the mean between the most recent bid and asked prices, which may be furnished by a pricing service, at prices provided directly by market makers, or using matrix pricing methods. Portfolio securities for which market quotations are not readily available, and other assets, will be valued at fair value using methods determined in good faith by the Board of Trustees. Short-term instruments maturing within 60 days of the valuation date may be valued based upon their amortized cost. The Board of Trustees will review valuation methods regularly for the Ultra Short Portfolio in order to determine their appropriateness.

                                      TAXES

         The following discussion is not intended to be a full discussion of income tax laws and their effect on shareholders. Investors should consult their own tax advisors as to the tax consequences of ownership of shares.

         Each of the Fund's portfolios, including this Portfolio, is treated as a separate entity for accounting and federal income tax purposes, and thus the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies are applied to the Portfolio separately, rather than to the Fund as a whole. In addition, net long-term and short-term capital gains and losses, net investment income, and operating expenses are determined separately for the Portfolio.

         The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Code. In order to so qualify the Portfolio must, among other things: (a) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of its total assets is represented by cash or cash items, government securities and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio's assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the total value of its total assets is invested in the securities of any one issuer (other than government securities) and (b) derive at least 90% of its gross income from dividends, interest, proceeds from loans of stock and securities, gains from the sale or other disposition of stock or securities, and other income derived with respect to its business of investing in stock or securities. If the Portfolio qualifies as a regulated investment company, it will not be subject to federal income tax on its income and gains distributed to shareholders, provided at least 90% of its investment company taxable income earned in the taxable year (computed without regard to the deduction for dividends paid) is so distributed.

         Dividends of the Ultra Short Portfolio's net investment income (which generally includes income other than capital gains, net of operating expenses), and distributions of net short-term capital gains (i.e., the excess of net short-term capital gains over net long-term capital losses) are taxable to shareholders as ordinary income whether reinvested in shares or paid in cash. Distributions of net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders as long-term capital gains, regardless of how long shares of the Portfolio have been held, whether reinvested in shares or paid in cash. Under the Code, net long-term capital gains received by corporate shareholders (including long-term capital gain distributions by the Portfolio) are taxed at the same rates as ordinary income. Net long-term capital gains received by individual shareholders (including long-term capital gain distributions by the Portfolio) are generally taxed at a maximum rate of 20%.

         Because none of the Portfolio's income will consist of dividends from domestic corporations, dividends of net investment income as well as distributions of net long-term and short-term capital gains will not qualify for the dividends received deduction available to corporate shareholders.

         Gain or loss realized upon a sale or redemption of shares of the Portfolio by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. Any loss realized by a shareholder upon the sale of shares in the Portfolio held one year or less will be treated as a long-term capital loss, however, to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares.

         Any capital gains distribution received shortly after the purchase of shares of the Portfolio reduces the net asset value of the shares by the amount of the distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares of the Portfolio were reduced below the shareholder's cost by distributions representing gains realized on sales of securities, such distributions would be a return of investment though taxable in the same manner as other dividends or distributions.

         The Portfolio generally will be subject to a 4% nondeductible excise tax to the extent the Portfolio does not meet certain minimum distribution requirements by the end of each calendar year. To avoid the imposition of the 4% excise tax, it may be necessary for a dividend to be declared in December and actually paid in January of the following year, which will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

         Dividends and distributions may be subject to state and local taxes.

                             PORTFOLIO TRANSACTIONS

         Purchases and sales of securities for the Portfolio usually are principal transactions. Portfolio securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. Usually, but not always, there are no brokerage commissions paid by the Fund for such purchases. Purchases from dealers serving as market makers may include the spread between the bid and asked prices. The Adviser attempts to obtain the best price and execution for portfolio transactions.

         The Portfolio will not purchase securities from, sell securities to, or enter into repurchase agreements with, the Adviser or any of its affiliates.

         Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment under the general supervision of the Board of Trustees of the Fund and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the best price. On occasion, the Adviser on behalf of each Portfolio may effect securities transactions on an agency basis with broker-dealers, providing research services and/or research-related products for the Fund. Research services or research-related products may include information in the form of written reports, reports accessed by computers or terminals, statistical collations and appraisals and analysis relating to companies or industries. However, in selecting such broker-dealers, the Adviser adheres to the primary consideration of best price and execution.

         Investment decisions for each Portfolio of the Fund are made independently from those for the other portfolios or other clients advised by the Adviser. It may happen, on occasion, that the same security is held in one portfolio of the Fund and the other portfolios of one or more of such other clients. Simultaneous transactions are likely when several portfolios and clients are advised by the same investment adviser, particularly when a security is suitable for the investment objectives of more than one of such portfolios or clients. When two or more portfolios or other clients advised by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective portfolios or clients, both as to amount and price, in accordance with a method deemed equitable to each portfolio or client. In some cases this system may adversely affect the price paid or received by a portfolio of the Fund or the size of the security position obtainable for such portfolio.

                             INVESTMENT RESTRICTIONS

         The Fund has adopted the following investment restrictions for the Portfolio, none of which may be changed without the approval of a majority of the outstanding shares of the Portfolio, as defined under "General Information" in this Statement of Additional Information. Accordingly, the Portfolio may not:

         (1) Invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

         (2) Borrow money except from banks (a) for temporary or emergency purposes and in an amount not exceeding 1/3 of the value of the Portfolio's net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Portfolio's total assets, less liabilities other than borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Portfolio's net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Portfolio's net assets, such borrowings will be repaid before any investments are made. The Portfolio's ability to enter into reverse repurchase agreements, dollar rolls and similar techniques is not restricted by this paragraph (2) and collateral arrangements with respect to margins for interest rate futures contracts and options thereon are not deemed to be a pledge of assets for the purpose of this paragraph (2).

         (3) Invest more than 25% of the value of the Portfolio's total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on investments in the mortgage and mortgage finance industry (in which more than 25% of the value of the Portfolio's total assets will, except for temporary defensive purposes, be invested) or on the purchase of obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

         (4) Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an "underwriter" in connection with the purchase of securities for the Portfolio directly from an issuer or an underwriter thereof.

         (5) Lend any of its assets, except portfolio securities. This shall not prevent the Portfolio from purchasing or holding debt obligations, entering into repurchase agreements and loaning federal funds and other day(s) funds to FDIC Insured Institutions (as defined in the Prospectus), in each case to the extent permitted by the Portfolio's investment objective and management policies.

         The Fund has also adopted certain investment restrictions which are non-fundamental policies. Unlike fundamental policies, which may only be changed with the approval of a majority of the outstanding shares of the Portfolio, non-fundamental policies may be changed by the Fund's Trustees without shareholder approval. However, in the event the Fund's Trustees agree to change a non-fundamental policy, shareholders will be notified in advance of such change. Accordingly, the Portfolio has adopted the following non-fundamental policies:

         (1) The Portfolio may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

         (2) The Portfolio may not invest in foreign securities that are not U.S. dollar denominated.

         (3) The Portfolio may only invest in liquid corporate debt securities and may not invest more than 30% of its total assets in corporate debt securities. In addition, the Portfolio may not invest in convertible corporate debt securities that are exercisable at the option of the issuer.

                   ORGANIZATION AND DESCRIPTION OF FUND SHARES

         The Fund consists of an unlimited number of shares of beneficial interest divided into six Portfolios. The following five Portfolios are offered in a separate Prospectus and separate Statement of Additional Information: the Money Market Portfolio, the Short U.S. Government Securities Portfolio, the Adjustable Rate Mortgage (ARM) Portfolio, the Intermediate Mortgage Securities Portfolio, and the U.S. Government Mortgage Securities Portfolio. Shares of the Money Market Portfolio are issued in two classes: D shares and I shares. The shares of each Portfolio represent interests only in the corresponding portfolio. When issued and paid for in accordance with the terms of offering, each share is fully paid and nonassessable. All shares of beneficial interest of the same class have equal dividend, liquidation and voting rights and are redeemable at net asset value, at the option of the shareholder. In addition, the shares have no preemptive, subscription or conversion rights and are freely transferable.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares (as defined under "General Information" below) of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are identical or that the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants and the election of trustees from the separate voting requirements of the Rule.

                       COUNSEL AND INDEPENDENT ACCOUNTANTS

         Vedder, Price, Kaufman & Kammholz are legal counsel to the Fund and passes upon the validity of the shares offered by the Prospectus.

         PricewaterhouseCoopers LLP is the Fund's independent accountants.

                               GENERAL INFORMATION

         The Fund sends to all of the shareholders of the Portfolio semi-annual reports and annual reports, including a list of investment securities held by the Portfolio, and, for annual reports, audited financial statements of the Portfolio.

         As used in the Prospectus and this Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from shareholders, means the vote of the lesser of (1) 67% of the Fund's shares of each class or of the class entitled to a separate vote present at a meeting if the holders of more than 50% of the outstanding shares of all classes or of the class entitled to a separate vote are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares of all classes or of the class entitled to a separate vote. The Bylaws of the Fund provide that an annual meeting of shareholders is not required to be held in any year in which none of the following is required to be acted on by shareholders pursuant to the 1940 Act: election of trustees; approval of the investment advisory agreement; ratification of the selection of independent public accountants; and approval of a distribution agreement.

         The Prospectus and this Statement of Additional Information do not contain all the information included in the registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         When the Annual Report to Shareholders and/or the Semi-Annual Report to Shareholders for this Portfolio becomes available, the Fund will provide the Annual Report and/or the Semi-Annual Report to Shareholders without charge to each person to whom this Statement of Additional Information is delivered.

APPENDIX A

Explanation of Rating Categories

         The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the Investment Adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Standard & Poor's Rating Services

BOND RATING                              EXPLANATION
--------------------------------------------------------------------------------
Investment Grade
AAA..................................... Highest rating; extremely strong capacity to pay principal and interest.
AA...................................... High quality; very strong capacity to pay principal and interest
A....................................... Strong capacity to pay principal and interest; somewhat more susceptible to
                                         the adverse effects of changing
                                         circumstances and economic conditions.
BBB..................................... Adequate capacity to pay principal and interest, normally exhibit adequate
                                         protection parameters, but adverse
                                         economic conditions or changing
                                         circumstances more likely to lead to a
                                         weakened capacity to pay principal and
                                         interest than for higher rated bonds.
Non-Investment Grade
BB, B, CCC, CC, C....................... Predominantly speculative with respect to the issuer's capacity to meet
                                         required interest and principal
                                         payments. BB-lowest degree of
                                         speculation; C-the highest degree of
                                         speculation. Quality and protective
                                         characteristics outweighed by large
                                         uncertainties or major risk exposure
                                         to adverse conditions.
D  ..................................... In default.

Moody's Investors Service, Inc.

BOND RATING                              EXPLANATION
--------------------------------------------------------------------------------
Investment Grade
Aaa..................................... Highest quality, smallest degree of investment risk.
Aa...................................... High quality, together with Aaa bonds, they compose the high-grade bond group.
A....................................... Upper-medium grade obligations; many favorable investment attributes.

BOND RATING                              EXPLANATION
--------------------------------------------------------------------------------
Baa..................................... Medium-grade obligations; neither highly protected nor poorly secured.
                                         Interest and principal appear adequate
                                         for the present but certain protective
                                         elements may be lacking or may be
                                         unreliable over any great length of
                                         time.
Non-Investment Grade
Ba...................................... More uncertain with speculative elements. Protection of interest and
                                         principal payments not well safeguarded
                                         during good and bad times.
B....................................... Lack characteristics of desirable investment; potentially low assurance
                                         of timely interest and principal
                                         payments or maintenance of other
                                         contract terms over time.
Caa..................................... Poor standing, may be in default, elements of danger with respect to
                                         principal or interest payments.
Ca...................................... Speculative in a high degree; could be in default or have other marked
                                         shortcomings.
C....................................... Lowest-rated; extremely poor prospects of ever attaining investment standing.


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